Amendment No. 1 to the
                   Deferred Salary Profit-Sharing Thrift Plan
                 for Employees of North Valley Bancorp and its
                    Affiliates, including North Valley Bank

Pursuant to the provisions of Section 7.1(b)(1) of Article VII of the Plan, the Adoption Agreement is hereby amended, effective January 1, 1996 as follows:

1.      By the substitution of the following for Section E2:

        "E2 SALARY REDUCTION ARRANGEMENT: ELECTIVE CONTRIBUTION (Plan Section 10.2) Each Employee may elect to have his Compensation reduced by:

            a. ( )                   %
                   ------------------
            b. ( ) up to             %
                        -------------
            c. (X) from       1 % to    15 %
                        ---------    ------
            d. ( ) up to the  maximum  percentage  allowable  not to exceed the limits of Code Sections 401(k), 404 and 415.

        AND . . .

            e. (x) A Participant may elect to commence  salary  reductions as of
                   January 1st and July 1st (ENTER AT LEAST ONE DATE OR PERIOD).
                   ------------------------
                   A Participant may modify the amount of salary reductions as of January 1st and July 1st (ENTER AT LEAST ONE DATE OR
                       --------------------------
                   PERIOD).

        AND . . .

            Shall cash bonuses paid within 2 1/2 months after the end of the Plan Year be subject to the salary reduction election?

            f. ( ) Yes
            g. (X) No"

2.      By the substitution of the following for Section E13.

        "E13 FORM OF DISTRIBUTIONS (Plan Sections 5.5 and 5.6) Distributions under the Plan may be made . . .

            a.    1. ( ) in lump sums.
                  2. (X) in lump sums or installments.

            b.    AND, pursuant to Plan Section 5.13,

                  1. ( ) no  annuities  are allowed  (avoids  Joint and Survivor rules).
                  2. (X) annuities  are  allowed  (Plan  Section  5.13 shall not apply).

                                                                  Exhibit 10(ii)

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                  NOTE: b.1. above may not be elected if this is an amendment to
                        a  plan  which   permitted   annuities   as  a  form  of
                        distribution or if this Plan has accepted a plan to plan transfer of assets from a plan which permitted annuities as a form of distribution."

In witness whereof, the Employer hereby causes this amendment to be executed on this 18th day of August, 1995.
     ----        ------  ----

                                            Employer:  North Valley Bancorp
                                                      --------------------------
                                                           (enter name)

                                                  By:   Donald V. Carter
                                                     ---------------------------